Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with  the Annual  Report  of Sunburst Acquisitions VIII,  Inc.
(the "Company") on  Form  10-K  for  the  period   ending   June 30,  2004
(the "Report"), I, Michael R. Quinn, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.




/s/ Michael R. Quinn
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Michael R. Quinn
Principal Executive Officer
Principal Financial Officer
November 12, 2004